UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 29, 2006
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada	1-1035	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 500, 122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
(306) 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
     Potash Corporation of Saskatchewan Inc. is filing this Current Report on Form 8-K for the purpose of filing its statement of computation of ratio of earnings to fixed charges as an exhibit to its Registration Statement on Form S-3 (File No. 333-89350). The statement of computation of ratio of earnings to fixed charges is hereby incorporated into such Registration Statement by reference.
Item 9.01   Financial Statements and Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
By:	/s/ Joseph Podwika
	Name:	Joseph Podwika
	Title:	Senior Vice President, General Counsel and Secretary

Dated: November 29, 2006

Index to Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.